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                                                                   EXHIBIT 99.2


                                                                 Execution Copy


                             STOCKHOLDER AGREEMENT


                  STOCKHOLDER AGREEMENT, dated as of July 19, 2000, among CNET NETWORKS, INC., a Delaware corporation (together with its successors, "CNET"), SOFTBANK AMERICA INC., a Delaware corporation ("Softbank") and SOFTBANK CORP., a Japanese corporation ("Softbank Japan").

                                    RECITALS

                  Concurrently herewith, CNET, TD MERGER SUB, INC., a Delaware corporation and a direct wholly owned subsidiary of CNET ("Merger Sub"), and ZIFF-DAVIS INC., a Delaware corporation ("Z-D") are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Merger Sub will be merged with and into Z-D (the "Merger").

                  Softbank owns at least a majority of the issued and outstanding shares of Z-D Common Stock and Softbank Japan owns, directly or indirectly, all of the outstanding common stock of Softbank.

                  As an inducement and a condition to CNET entering into the Merger Agreement, CNET has required that Softbank and Softbank Japan agree, and CNET has agreed, to enter into this Agreement and the parties hereto deem it in their best interests and in the best interests of CNET to provide for certain matters with respect to the governance of CNET and the ownership of Common Stock and desire to enter into this Agreement in order to effectuate that purpose.

                                   AGREEMENT

                  Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

                  Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" of a Person (including its correlative meanings, "controlled by" and "under common control with") means the possession, directly or


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                                                          Stockholder Agreement


         indirectly, of power to direct or cause the direction of the management or policies of such Person (whether through ownership of voting securities or voting partnership or other ownership interests, by contract or otherwise).

                  "Agreement" means this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

                  "Assumption Agreement" means a writing reasonably satisfactory in form and substance to CNET whereby a Permitted Transferee of shares of Common Stock becomes a party to, and agrees to be bound by, to the same extent as its transferor by the terms of, this Agreement.

                  "Beneficially Own" or "Beneficial Ownership" shall have the meanings set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" or have "Beneficial Ownership" of all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time (and without any additional condition).

                  "Board of Directors" means the Board of Directors of CNET as from time to time hereafter constituted.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in the State of California or the State of New York are authorized or required by law to close.

                  "Change of Control of CNET" means any of the following: (i) a merger, consolidation or other business combination or transaction to which CNET is a party if the outstanding Voting Stock (or any Voting Stock into which such stock is converted or exchanged) of CNET immediately prior to the effective date of such merger, consolidation or other business combination or transaction, does not represent a majority of the Total Current Voting Power of the surviving corporation (or its parent corporation) following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any Person (other than the Restricted Parties and their Affiliates or any 13D Group to which any of them is a member) of Beneficial Ownership of Voting Stock of CNET representing a majority of the Total Current Voting Power of CNET; (iii) a sale of all or substantially all the consolidated assets of CNET to any Person or Persons (other than Restricted Parties and their Affiliates or any 13D Group to which any of them is a member); or (iv) a liquidation or dissolution of CNET.

                  "Common Stock" means the common stock, par value $0.001 per share, of CNET and any securities of CNET into which such Common Stock may be reclassified, exchanged or converted.

                  "Designee" shall have the meaning set forth in Section
         2.1(c).



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                                                          Stockholder Agreement


                  "Disinterested Shareholders" means any shareholder of CNET who is not a Restricted Party or an Affiliate of a Restricted Party or a member of a 13D Group in which a Restricted Party or an Affiliate of a Restricted Party is also a member.

                  "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Holder" means Softbank and any other Restricted Party that holds Registrable Securities and, other than Softbank Japan, has executed and delivered to CNET an Assumption Agreement.

                  "Lower Percentage" shall have the meaning set forth in
         Section 3.5.

                  "Outstanding Common Stock" means, at any time, the total number of shares of Common Stock issued and outstanding at such time.

                  "Permitted Transferees" means any Restricted Party to whom shares of Common Stock are Transferred in a Transfer not in violation of this Agreement and, other than Softbank Japan, who executes and delivers to CNET an Assumption Agreement.

                  "Person" means an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company, any governmental entity or any other entity of whatever nature.

                  "Put Equivalent Position" means a "put equivalent position" as defined in Rule 16a-1 under the Exchange Act.

                  "Registrable Securities" means any Common Stock acquired by Softbank from CNET in the Merger, any Common Stock or convertible or exchangeable security which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification or any shares of Common Stock acquired by Softbank that are treated as "control shares" by virtue of Softbank's status as an "affiliate" of CNET within the meaning of such terms under the Securities Act at the time of such acquisition. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) all Common Stock held by the Restricted Parties can be sold within three months pursuant to Rule 144 of the Securities Act and, at such time, the Restricted Parties collectively hold less than three percent (3%) of the Outstanding Common Stock, (iv) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by CNET and



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                                                          Stockholder Agreement


         subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (v) such securities shall have ceased to be outstanding.

                  "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause
         (viii) of Section 4.3, (v) the fees and disbursements of counsel for CNET and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (vi) the reasonable fees and disbursements not to exceed $20,000 of one counsel selected pursuant to Section 4.6 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, provided that Registration Expenses will not include underwriting discounts and commissions and transfer taxes, if any.

                  "Registration Statement" means a registration statement of CNET under the Securities Act filed pursuant to Article IV.

                  "Representatives" means, with respect to any Person, such Person's directors, officers, employees, agents and other representatives acting in such capacity.

                  "Restricted Parties" means each of Softbank, Softbank Japan and each of their respective direct and indirect Subsidiaries.

                  "Revised Percentage" shall have the meaning set forth in
         Section 3.5.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Softbank Tender Offer" means a bona fide public tender offer subject to the provisions of Regulation 14D under the Exchange Act, by a Restricted Party (or any 13D Group that includes a Restricted Party) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire 100% of the Total Current Voting Power of CNET then in effect (other than Voting Stock owned by Restricted Parties or any Affiliate of a Restricted Party) and is conditioned (which condition may not be waived) on a majority of the shares of Voting Stock held by Disinterested Shareholders being tendered and not withdrawn with respect to such offer.

                  "Standstill Limit" means Beneficial Ownership of the Applicable Percentage (as defined below) of the Total Current Voting Power of CNET; provided that upon a



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                                                          Stockholder Agreement


         Standstill Reinstatement Event, if the Standstill Revised Limit is greater than the Standstill Limit, then the Standstill Revised Limit shall thereafter be deemed to be the Standstill Limit; provided, further, that the Standstill Limit shall be subject to adjustment in accordance with Section 3.5. As used herein, "Applicable Percentage" means twenty percent (20%).

                  "Standstill Period" means the period beginning on the date hereof and ending on the occurrence of a Standstill Termination Event, provided that the Standstill Period shall recommence immediately upon the occurrence of a Standstill Reinstatement Event.

                  "Standstill Reinstatement Event" means the occurrence of any of the following: (a) the Standstill Period has terminated pursuant to clause (iii) of the definition of "Standstill Termination Event" and such Third Party Tender Offer is withdrawn or terminated (without having been consummated) at any time during which a Softbank Tender Offer is not then pending, (b) the Standstill Period has terminated pursuant to clause (iv) of the definition of "Standstill Termination Event" due to a Change of Control identified in clause (ii) of the definition of "Change of Control" and, within twelve months after the occurrence of such Change of Control, the Person whose Beneficial Ownership of Voting Stock triggered such Change of Control no longer Beneficially Owns a majority of the Total Current Voting Power of CNET or (c) the Standstill Period has terminated pursuant to clause (ii) of the definition of "Standstill Termination Event," the relevant agreement that would have otherwise resulted in a Change of Control has been terminated without a Change of Control having occurred and
         (x) subsequent to the occurrence of such Standstill Termination Event but prior to the termination of such agreement the Restricted Parties have not acquired actual ownership of Voting Stock representing in the aggregate a majority of the Total Current Voting Power of CNET, and
         (y) at the time such agreement is terminated no Softbank Tender Offer is then pending. Notwithstanding the foregoing, a Standstill Reinstatement Event will not occur if prior to the occurrence of the event specified in clause (a), (b) or (c) above that would otherwise result in a Standstill Reinstatement Event, another Standstill Termination Event occurs for which there has not been a related Standstill Reinstatement Event.

                  "Standstill Revised Limit" means the percentage of Total Current Voting Power of CNET represented by the Voting Stock of CNET Beneficially Owned by the Restricted Parties as of the occurrence of a Standstill Reinstatement Event.

                  "Standstill Termination Event" means the earliest to occur of the following: (i) the four year anniversary of the Effective Time,
         (ii) the date CNET enters into a definitive agreement providing for a transaction that if consummated will result in a Change of Control of CNET, (iii) a Third Party Tender Offer, (iv) any Change of Control of CNET occurs or (v) a reduction in the Restricted Parties' aggregate Beneficial Ownership of Voting Stock to less than 7.5% of the Total Current Voting Power of all outstanding Voting Stock; provided, that the Standstill Period will be immediately reinstated upon the occurrence of a Standstill



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                                                          Stockholder Agreement


         Reinstatement Event; provided further that, upon a Standstill Reinstatement Event, if the Standstill Revised Limit is greater than the Standstill Limit, then the Standstill Revised Limit and not the Standstill Limit shall thereafter be deemed the Standstill Limit for all purposes hereunder.

                  "Subsidiary" means, as to any Person, a corporation, partnership, limited liability company, joint venture or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries (including, without limitation, other Subsidiaries), or both, by such Person.

                  "Third Party Tender Offer" means a bona fide public offer subject to the provisions of Regulation 14D under the Exchange Act, by a Person (which is not made by and does not include any of Softbank, a Restricted Party or any Affiliate of any of them or any 13D Group that includes Softbank, a Restricted Party or any Affiliate of them) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire a majority of the then Total Current Voting Power of CNET.

                  "13D Group" means any "group" (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Voting Stock of the Company.

                  "Total Current Voting Power" means, with respect to any corporation the total number of votes which may be cast in the election of members of the Board of Directors of the corporation if all securities entitled to vote in the election of such directors (excluding shares of preferred stock that are entitled to elect directors only upon the occurrence of customary events of default) are present and voted.

                  "Transfer" shall have the meaning set forth in Section 3.2.

                  "Transferred Owner" shall have the meaning set forth in
         Section 3.4.

                  "Voting Stock" means shares of the Common Stock and any other securities of CNET having the ordinary power to vote in the election of members of the Board of Directors or the board of directors of any Subsidiary of CNET.

                                   ARTICLE II

                              CORPORATE GOVERNANCE

                  Section 2.1  Board of Directors.

                  (a) At the Effective Time, CNET will appoint one designee of Softbank as a director of CNET. The director designated by Softbank shall be subject to the reasonable approval of a majority of the members of the Board of Directors.

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                                                          Stockholder Agreement


                  (b) To the extent that (i) any prior Designee (defined below) is up for election or (ii) Softbank does not have any Designee on the Board of Directors, Softbank will be entitled to designate one person for election as a director as specified in Section 2.1(d) below.

                  (c) Any individual so designated by Softbank pursuant to paragraph (b) of this Section 2.1 (the "Designee") that has not previously served as a member of the Board of Directors shall be subject to the reasonable approval of a majority of the members of the Board of Directors.

                  (d) For so long as Softbank is entitled to designate a nominee for election as a director pursuant to this Section 2.1, CNET shall nominate such Designee for election as a director as part of the management slate that is included in the proxy statement (or consent solicitation or similar document) of CNET relating to the election of directors, and shall provide the same support for the election of such Designee as it provides to other persons standing for election as directors of CNET as part of CNET's management slate.

                  (e) Subject to applicable law, in the event that any Designee on the Board of Directors shall cease to serve as a director for any reason (other than the failure of the shareholders of CNET to elect such person as director), the vacancy resulting therefrom shall be filled by another Designee.

                  (f) The rights and obligations of Softbank pursuant to this
Section 2.1 shall terminate on the date on which the Restricted Parties Beneficially Own Voting Stock of CNET representing less than 7.5% of the Total Current Voting Power of CNET.

                  Section 2.2 Reimbursement of Expenses; Attendance at Board Meetings; Indemnification. CNET will reimburse each Designee that serves as a director for its costs and expenses (including travel expenses) incurred in connection with such director's attendance at meetings of the Board or any committee of the Board upon which such director serves if and to the same extent as the other non-management directors of CNET. CNET will pay such director any annual fees and fees for attending Board or committee meetings to the same extent as the other non-management directors of CNET. CNET shall indemnify each such director to the same extent it indemnifies its other directors pursuant to its organizational documents and applicable law.

                  Section 2.3 Board Committees. As long as Softbank has the right to designate at least one nominee to the Board of Directors, each committee of the Board of Directors (other than the audit committee, the compensation committee and any committee established for matters in which Softbank has a conflict of interest due to it or its Subsidiaries having an interest in the matter other than as a stockholder of CNET) shall at all times include at least one Designee of Softbank.


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                                                          Stockholder Agreement


                  Section 2.4 Voting. For as long as Softbank can designate a nominee for election as a director pursuant to Section 2.1, the Restricted Parties will vote (or execute a written consent in lieu of) all of their Voting Stock on all matters involving the election of members of the Board of Directors, at the discretion of each Restricted Party either (x) for the entire slate of directors proposed by the Board of Directors in CNET's proxy statement (or consent solicitation or other similar document) relating to such shareholder vote or (y) in the same proportion as all votes cast by Disinterested Shareholders on such matters.


                                  ARTICLE III

                             STANDSTILL AGREEMENTS

                  Section 3.1  Standstill Agreement.

                  (a) During the Standstill Period, no Restricted Party will, directly or indirectly, nor will it authorize or permit any of its Representatives to, in each case unless specifically requested to do so in writing in advance by the Board of Directors:

                      (i) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership of any assets or businesses of CNET or any of its Subsidiaries having a fair market value in excess of 10% of the fair market value of all of CNET's and its Subsidiaries' assets, or any rights or options to acquire any such ownership (including from a third party);

                     (ii) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, Beneficial Ownership of any Voting Stock of CNET or any of its Subsidiaries, or any options, warrants or other rights (including, without limitation, any convertible or exchangeable securities) to acquire any such Voting Stock (other than through any stock dividend, combination, split or other similar changes to CNET's capital structure); provided, however, that the Restricted Parties may acquire or agree, offer, seek or propose to acquire, or cause to be acquired, shares of Voting Stock of CNET or options, warrants or other rights (or any convertible or exchangeable securities) to acquire any such Voting Stock if such acquisition would not increase the Restricted Parties aggregate Beneficial Ownership of shares of Voting Stock to more than the Standstill Limit;

                    (iii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the voting of any securities of CNET or any of its Subsidiaries;

                     (iv) form, join, or in any way become a member of a 13D Group with respect to any voting securities of CNET or any of its Subsidiaries (other than a "group" consisting solely of Restricted Parties);


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

                      (v) arrange any financing for, or provide any financing commitment for, the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities of CNET or any of its Subsidiaries;

                     (vi) seek to propose or propose, whether alone or in concert with others, any tender offer, exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving CNET or any of its Subsidiaries;

                    (vii) nominate any person as a director of CNET who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the shareholders of CNET; provided that the Restricted Entities may nominate directors in accordance with Section 2.1;

                   (viii) solicit, initiate, encourage or knowingly or intentionally facilitate the taking of any action by any Affiliate of a Restricted Party (that is not itself a Restricted Party) that would be prohibited by this Section 3.1 if that Affiliate were a Restricted Party; or

                  (ix) publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

                  (b) During the Standstill Period, no Restricted Party will, nor will they authorize or permit any of their respective Representatives to, take any action that could require CNET to make a public announcement regarding any of the matters set forth in Section 3.1(a).

                  (c) Anything in this Section 3.1 to the contrary notwithstanding, if at any time during the Standstill Period, (i) the Board of Directors has determined to pursue a Change of Control of CNET and the Board of Directors has not determined to stop pursuing such Change of Control of CNET or
(ii) the Board of Directors or CNET has engaged in any material negotiations with any Person (other than a Restricted Party or any Affiliate thereof or any 13D Group of which any Restricted Party or any Affiliate thereof is a member) with respect to a potential Change of Control of CNET and the Board of Directors has not determined to terminate all such negotiations, then, for so long as such condition continues to apply, the Restricted Parties may make a non-public proposal offer to effect a Change of Control of CNET to the Board of Directors that the Restricted Parties do not publicly disclose (but the Restricted Parties will remain subject to all other provisions of this Agreement).

                  (d) Anything in this Section 3.1 to the contrary notwithstanding, this Section 3.1 shall not prohibit or restrict any of the following: (x) actions taken by Softbank's Designees on the Board of Directors in such capacity or (y) any disclosure pursuant to the Securities Act or the Exchange Act which a Restricted Party reasonably believes, based on the advice of outside counsel, is required in connection with any action taken by a Restricted Party.


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                                                          Stockholder Agreement


                  Section 3.2  Transfer Restrictions.

                  (a) During the period commencing at the Effective Time and ending on the 180-day anniversary of the Effective Time, the Restricted Parties shall not, directly or indirectly (x) sell, transfer, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any shares of Voting Stock Beneficially Owned by such Persons or any legal or beneficial interest therein or (y) establish or acquire any Put Equivalent Position in the Voting Stock, in each case except for the following Transfers of Voting Stock: (i) to Restricted Parties who have executed and delivered to CNET an Assumption Agreement, (ii) which have been consented to in writing by CNET, (iii) pursuant to a Third Party Tender Offer that is either (x) recommended by the Board of Directors or
(y) not effectively prohibited from closing by any stockholder rights plan of CNET or (iv) pursuant to a merger, consolidation or reorganization to which CNET is a party.

                  (b) During the period beginning on the 180-day anniversary of the Effective Time and ending on the earlier of (x) the four year anniversary of the Effective Time or (y) the first date on which the Restricted Parties do not Beneficially own in the aggregate Voting Stock of CNET representing 7.5% or more of the Total Current Voting Power of CNET, the Restricted Parties shall not, directly or indirectly, Transfer any of the shares of Voting Stock of CNET Beneficially Owned by such Persons or any legal or beneficial interest therein, except for the following Transfers of Voting Stock: (i) to Restricted Parties who have executed and delivered to CNET an Assumption Agreement, (ii) which have been consented to in writing by CNET, (iii) pursuant to a Third Party Tender Offer that is either (x) recommended by the Board of Directors or (y) not effectively prohibited from closing by any stockholder rights plan of CNET,
(iv) pursuant to a merger, consolidation or reorganization to which CNET is a party, (v) in a bona fide underwritten public offering (pursuant to the exercise of rights granted pursuant to Article IV hereof), (vi) pursuant to Rule 144 of the Securities Act ("Rule 144") or Rule 145 of the Securities Act ("Rule 145") in an aggregate amount during any three month period not in excess of 2.5% of the Outstanding Common Stock at the beginning of such period; or
(vii) in any private sale not effected through any securities exchange in which the purchaser represents that it is acquiring such Voting Stock for its own account and not for resale; provided that, in the case of any Transfer pursuant to clauses (vi) or (vii), such Transfer does not result in, to the knowledge of the Restricted Parties after reasonable inquiry, any other Person (other than an underwriter, selling agent or other securities professional that acquires such shares with a view to the resale thereof) acquiring, after giving effect to such Transfer, Beneficial Ownership, individually or in the aggregate with such Person's Affiliates, of Voting Stock of CNET representing more than 7.5% of the Total Current Voting Power of CNET. For purposes of this Section 3.2(b) the establishment or acquisition of a Put Equivalent Position will be considered a Transfer pursuant to clause (vi).

                  (c) If any Restricted Party decides to dispose of any Voting Stock, each Restricted Party understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Restricted Party agrees to the imprinting, so long as appropriate, of substantially the following legend on certificates representing any of the securities referenced in the preceding sentence:


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                                                          Stockholder Agreement


         NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDER AGREEMENT, DATED AS OF JULY 19, 2000, AMONG CNET NETWORKS, INC., A DELAWARE CORPORATION, SOFTBANK AMERICA INC., A DELAWARE CORPORATION AND SOFTBANK CORP., A JAPANESE CORPORATION.

                  The legend set forth above shall be removed by CNET if and when (i) the securities represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or
(ii) the relevant Restricted Party delivers to CNET an opinion of counsel reasonably acceptable to CNET to the effect that such legend is no longer necessary.

                  Section 3.3 Certain Permitted Transactions and Communications. Notwithstanding the foregoing, this Agreement shall not prohibit (i) the acquisition or holding of securities or rights in the ordinary course of business by any employee benefit plan whose trustees, investment managers or similar advisors are not Affiliates of any Restricted Party, (ii) the consummation of any transaction expressly provided for in the Merger Agreement or (iii) officers, advisors and employees of the Restricted Parties from communicating with each other and with officers of CNET or its Affiliates on matters related to or governed by the Merger Agreement, this Agreement or other operational matters.

                  Section 3.4 Certain Actions Deemed Transfers. The consummation of any transaction in which a Person (the "Transferred Owner") that was a Restricted Party ceases to be a Restricted Party shall be deemed to be a Transfer of any Voting Stock of CNET owned by such Transferred Owner.

                  Section 3.5 Certain Adjustments to Standstill Limit. In the event that the percentage of Beneficial Ownership of the Total Current Voting Power of CNET held by Restricted Parties (such percentage plus 1%, the "Revised Percentage") exceeds the Standstill Limit due to any Restricted Party acquiring additional shares of Voting Stock of CNET due to CNET's acquisition of any other Person, then the Revised Percentage shall thereafter be deemed to be the Standstill Limit (unless and until further adjusted in accordance with this Agreement). Following such an event, if Restricted Parties Transfer Voting Stock of CNET such that the percentage of Beneficial Ownership of the Total Current Voting Power of CNET held by Restricted Parties plus 1% (the "Lower Percentage") is less than the Standstill Limit then in effect, then the Lower Percentage (or, if greater, the Applicable Percentage) shall thereafter be

                                                          Stockholder Agreement


deemed to be the Standstill Limit (unless and until further adjusted in accordance with this Agreement).

                                   ARTICLE IV

                              REGISTRATION RIGHTS

                  Section 4.1 Incidental Registrations.

                  (a) Right to Include Registrable Securities. If CNET at any time after the date hereof proposes to register its Common Stock (or any security which is convertible into or exchangeable or exercisable for Common Stock) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, for sale in an underwritten public offering and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 4.1. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), CNET will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which CNET has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, CNET shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it or others, CNET may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), (ii) all Holders of Registrable Securities requesting to be included in CNET's registration must sell their Registrable Securities to the underwriters selected by CNET on the same terms and conditions as apply to CNET or others, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings, and
(iii) the provisions of this Section 4.1(a) will not apply to any underwritten offering conducted pursuant to a shelf registration statement where no "road show" is conducted. Any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

                  (b) Expenses. CNET will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.1.

                  (c) Priority in Incidental Registrations. If the managing underwriter advises CNET in writing that, in its reasonable opinion, the number of securities requested to be included in such registration pursuant to this
Section 4.1 exceeds the number which can be sold in such

                                                          Stockholder Agreement


offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering as contemplated by CNET, then CNET will include in such registration (i) first, 100% of the securities CNET proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders and the registrable securities any other stockholder entitled to sell shares in such offering have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders and any other stockholder entitled to sell shares in such offering on the basis of the relative number of shares of Registrable Securities then held by each such Holder and the number of shares of registrable securities held by each such other stockholder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

                  Section 4.2  Registration on Request.

                  (a) Request by the Demand Party. (i) On and after the 180-day anniversary of the Effective Date, any Holder or Holders (the "Initiating Holders") may in writing request that CNET effect the registration under the Securities Act for sale in an underwritten offering of all or part of such Holder's Registrable Securities and specifying the amount and intended method of disposition thereof, CNET will promptly give written notice of such requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of:

                  (x) such Registrable Securities which CNET has been so requested to register by the Initiating Holders; and

                  (y) all other Registrable Securities which CNET has been requested to register by any other Holder thereof by written request given to CNET within 10 days after the giving of such written notice by CNET, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered; provided, that (A) CNET shall not be obligated to effect any registration of Registrable Securities under this Section 4.2(a) unless the Initiating Holders request that CNET register Registrable Securities either (x) representing at least 20% of the total number of Registrable Securities or (y) representing at least 10% of the total number of Registrable Securities and the aggregate proceeds from the sale of which are reasonably expected to be at least $50,000,000, (B) CNET shall not be obligated to file a registration statement relating to any registration request under this Section 4.2(a), (x) within a period of six months after the effective date of any other registration statement relating to any registration request under this Section 4.2(a), or (y) if with respect thereto the managing underwriter, the SEC, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by CNET at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of CNET in connection with such an audit other than the regular audit), (C) CNET shall not be required to

                                                          Stockholder Agreement


effect more than four registrations of Registrable Securities pursuant to the
Section 4.2(a) and (D) CNET shall have the right to defer such filing and/or the offering or sale of Registrable Securities pursuant to any such Registration Statement for a period of not more than ninety (90) days if (1) a negotiation or consummation of a transaction by CNET or its Subsidiaries is pending or an event has occurred, which negotiation, consummation or event would, as determined by the Board of Directors of CNET and provided in writing to the Initiating Holders, require additional disclosure by CNET in the Registration Statement of material information which CNET has a bona fide business purpose for keeping confidential, and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements or (2) the Board of Directors determines in good faith that the offering of such Registrable Securities would be likely to adversely affect a pending or proposed public offering of Common Stock by CNET and such determination is provided in writing to the Initiating Holders; provided that CNET will not be entitled to require deferrals pursuant to this clause (D) totaling more than 90 days during any 12-month period.

                  (b) Expenses. CNET will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this
Section 4.2.

                  (c) Effective Registration Statement. A registration requested pursuant to this Section 4.2 will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold; provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

                  (d) Selection of Underwriters. The Initiating Holders shall have the right to select the investment banker or bankers and managers to administer the offering pursuant to this Section 4.2, which investment bank or bankers shall be of nationally recognized standing, which shall be reasonably acceptable to CNET and which shall be jointly appointed by CNET and the Initiating Holders.

                  (e) Priority in Requested Registrations. If the managing underwriter advises CNET in writing that, in its reasonable opinion, the number of Registrable Securities requested to be included in a registration effected pursuant to this Section 4.2 exceeds the number which can be sold in such offering, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, CNET may include in such registration such securities CNET or any other stockholder of CNET proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

                                                          Stockholder Agreement


                  Section 4.3 Registration Procedures. If and whenever CNET is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, CNET will, as expeditiously as possible:

                  (a) prepare and, in any event within 45 days after a request for registration is given to CNET, file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 60 days after filing, provided, however, that CNET may discontinue any registration of its securities which is being effected pursuant to Section 4.1 at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the SEC such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably requested by the Holders or as may be necessary to keep such registration statement effective for a period not in excess of 90 days and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, CNET will furnish to the Holders and counsel selected pursuant to Section 4.6 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review and comment of such counsel;

                  (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller; and CNET hereby consents (except during the continuance of any event described in Section 4.3(f) below) to the use of any such prospectus by such seller and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by any such prospectus;

                  (d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, to keep such registrations or qualifications in effect so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable such seller to complete its distribution of Registrable Securities pursuant to a registration statement, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that CNET shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause

                                                          Stockholder Agreement


(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (f) notify each seller of any such Registrable Securities covered by such registration statement (and, if requested by the Holders, confirm such notice in writing), at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 4.3, of CNET's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, promptly prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated by reference or file any other required document and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (h) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange on or prior to the effective date of the registration statement;

                  (i) enter into such customary agreements (including an underwriting agreement in customary form, scope and substance), which shall set forth indemnification and contribution provisions and procedures with respect to Holders to the effect of the provisions set forth in Section 4.4 hereof and which may include indemnification provisions in favor of underwriters in addition to the provisions of Section 4.4 hereof, and take such other actions as the Holders and the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities, including making such representations and warranties to the Holders and underwriters, if any, in form, substance and scope as are customarily made by issuers to Holders and underwriters, respectively, in underwritten offerings and delivering such documents and certificates as may be reasonably requested by the Holders and the underwriters, if

                                                          Stockholder Agreement


any, to evidence the continued validity of such representations and warranties and to evidence compliance with any conditions contained in the underwriting agreement;

                  (j) use its reasonable best efforts to obtain a "cold comfort" letter or letters (and, if applicable, updates thereof) from CNET's independent public accounts (and, if necessary, from the independent public accountants of any Subsidiary of CNET or of any business acquired by CNET for which financial statements and financial data are, or are required to be, included in the registration statement) addressed to the Holders and the underwriters, if any, in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

                  (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of CNET and its Subsidiaries, and cause all of CNET's and its Subsidiaries' officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (l) notify the Holders and counsel (selected pursuant to Section 4.6 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have been filed and shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                  (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                  (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon

                                                          Stockholder Agreement


as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the Holders or the managing underwriter or agent, if any, may request;

                  (p) use its reasonable best efforts to obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for CNET in customary form and in form, substance and scope reasonably satisfactory to the Holders and to such underwriters or agents and their counsel and addressed to the Holders and the underwriters, if any;

                  (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                  (r) cause management of CNET to participate in customary road show meetings reasonably requested (and reasonably in scope in light of the size of the offering) upon reasonable prior notice by the lead managing underwriter of such offering.

                  CNET may require each seller of Registrable Securities as to which any registration is being effected to furnish CNET with such information regarding such seller relating to required disclosure regarding the registration and the distribution of such securities as CNET may from time to time reasonably request in writing.

                  Each Holder of Registrable Securities agrees that, upon receipt of any notice from CNET of the happening of any event of the kind described in clause (f) of this Section 4.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 4.3 or until it is advised in writing by CNET that the use of the prospectus may be resumed and, if so directed by CNET, such Holder will deliver to CNET (at CNET's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that nothing in this paragraph shall prohibit or restrict a Holder from effecting sales or transfers otherwise than under a registration statement. In the event CNET shall give any such notice, the period mentioned in clause (b) of this Section 4.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 4.3 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 4.3 or is advised in writing by CNET that the use of the prospectus may be resumed.

                                                          Stockholder Agreement


                  Section 4.4  Indemnification.

                  (a) Indemnification by CNET. In the event of any registration of any securities of CNET under the Securities Act, CNET will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, (i) in the case of any registration of Registrable Securities pursuant to Section 4.1 or 4.2, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners or members or managing members (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) in the case of any registration statement of CNET, Softbank, Softbank Japan, their respective officers and directors and each Person who controls Softbank and Softbank Japan within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively, the "Z-D Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and CNET will reimburse such Z-D Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that CNET shall not be liable to any Z-D Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to CNET through an instrument duly executed by such Z-D Indemnified Party specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Z-D Indemnified Party and shall survive the transfer of such securities by such seller.

                  (b) Indemnification by the Seller. CNET may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4.1 or Section 4.2, that CNET shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, severally but not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Section 4.4) CNET and all other prospective sellers that agree to provide a similar indemnity to Softbank (collectively, the "CNET Indemnified Parties"; together with the Z-D

                                                          Stockholder Agreement


Indemnified Parties, the "Indemnified Parties") with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to CNET through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CNET or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.4, such Indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and which does not constitute a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

                  (d) Contribution. If the indemnification provided for in this
Section 4.4 from the indemnifying party is unavailable to or insufficient to hold harmless an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative

                                                          Stockholder Agreement


fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an Indemnified Party under this Section 4.4(d) as a result of the losses, claims, damages, liabilities and expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with any investigation or proceeding. The obligations of any seller of Registrable Securities and any underwriters in this Section 4.4(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Non-Exclusivity. The obligations of the parties under this Section 4.4 shall be in addition to any liability which any party may otherwise have to any other party. The remedies provided in this Section 4.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

                  Section 4.5 Rules 144 and 145. CNET covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if CNET is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information as necessary to permit sales pursuant to Rules 144 and 145 under the Securities
Act), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 145 under the Securities Act, as either Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, CNET will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 6, CNET may de-register under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder but, in such circumstances, shall be required hereby, upon the request of any Holder of Registrable Securities, to make publicly available such information as necessary to permit sales pursuant to Rules 144 and 145 under the Securities Act or any similar rule or regulation available.

                  Section 4.6 Selection of Counsel. In connection with any registration of Registrable


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
                                                          Stockholder Agreement


Securities pursuant to this Article IV, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration.

                  Section 4.7  Miscellaneous.

                  (a) Holdback Agreement. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of CNET, or of any security convertible into or exchangeable or exercisable for any equity security of CNET (in each case, other than as part of such underwritten public offering), within 7 days before or such period not to exceed 90 days as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after the effective date of such registration (except as part of such registration).

                  (b) CNET will not file any registration statement under the Securities Act unless it shall first have given to each of Softbank and Softbank Japan, for so long as Softbank or Softbank Japan or any of their respective Affiliates, Beneficially Owns 10% or more of the Common Stock of CNET or is otherwise deemed to be a control person under the Securities Act, as much notice as is reasonably practicable under the circumstances and, if so requested by Softbank or Softbank Japan, Softbank and Softbank Japan shall have the right, at any time when, in its reasonable judgment, it is or might be deemed a controlling person of CNET within the meaning of the Securities Act,
(a) to participate in the preparation and filing of each such registration statement to the extent provided in Section 4.3 hereof; (b) to receive the documents and notices specified in Section 4.3 hereof and to make the requests specified in Section 4.3 hereof; and (c) to receive copies of the documents specified in Section 4.3 hereof addressed to it. If any such registration statement refers to Softbank or Softbank Japan by name or otherwise as the holder of any securities of CNET, then Softbank and/or Softbank Japan, as the case may be, shall have the right (in addition to any other rights it may have under this Agreement) to require, in the event that such reference by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of such references.

                  (c) CNET may grant to any Person other than Softbank and Softbank Parent the right to request a registration of securities of CNET under the Securities Act or the right to be included as a selling stockholder in connection with any registration of Registrable Securities subject to the provisions of this Article IV; provided, however, that the granting of any such rights shall not conflict with or otherwise alter any rights granted to Softbank and Softbank Japan hereunder.

                                   ARTICLE V

                                 MISCELLANEOUS

                  Section 5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:



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
                                                          Stockholder Agreement



         (a)      If to Softbank or Softbank Japan, to:

                           Softbank America Inc.
                           10 Langley Road, Suite 403
                           Newton Center, Massachusetts 02459
                           Attention: Ronald Fisher

                           Fax: (617) 928-9301

                           with a copy to:

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention: Alan J. Sinsheimer

                           Fax: (212) 558-3588

         (b)      If to CNET, to:

                           CNET Networks, Inc.
                           150 Chestnut Street
                           San Francisco, California 94111
                           Attention:  Chief Executive Officer

                           Fax:  (415) 395-9205

                           With a copy to:

                           Simpson Thacher & Bartlett
                           3373 Hillview Avenue
                           Suite 250
                           Palo Alto, California  94304
                           Attention:  Dan Clivner and Richard Capelouto

                           Fax:  (650) 251-5002


or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

                  Section 5.2 Entire Agreement; Amendment. This Agreement sets forth the entire agreement between the parties hereto with respect to the matters subject to this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate

                                                          Stockholder Agreement


as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 5.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 5.5 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts executed and performed entirely within such state, and each party hereby submits to the jurisdiction of the Court of Chancery or other state court of the State of Delaware. The parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

                  Section 5.6 Successors and Assigns; Third Party Beneficiaries. Softbank and any other Restricted Party that agrees to be bound by the terms hereof may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of CNET. CNET may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of Softbank, provided that in the event of any merger or consolidation of CNET with any Person in which the holders of Common Stock receive securities of any other Person (the "Successor Issuer"), CNET may assign all of its rights and delegate all of its obligations under this Agreement to such Successor Issuer in which event the Successor Issuer will become "CNET" for all purposes of this Agreement (except for purposes of the definition of Change of Control). Any purported assignment in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Restricted Parties (who shall be third party beneficiaries of this Agreement entitled to the benefit of, and to enforce, its terms) and CNET and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Restricted Parties and CNET and their respective successors, and for the benefit of no other Person. No purchaser of Common Stock from a Restricted Party (other than another Restricted Party) shall be deemed to be a successor or assignee by reason merely of such purchase.

                  Section 5.7 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in

                                                          Stockholder Agreement


accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

                  Section 5.8 Headings, Captions and Table of Contents. The section headings, captions and table of contents contained in this Agreement are for reference purposes only, are not part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

                  Section 5.9 Effectiveness. This Agreement shall become effective at the Effective Time. If the Merger Agreement is terminated prior to the Effective Time then this Agreement will automatically terminate and be of no further force and effect upon termination of the Merger Agreement.

                  Section 5.10 Termination; Survival. Subject to the earlier termination of this Agreement pursuant to Section 5.9 hereof or the earlier termination of the provisions of this Agreement by the written agreement of the parties hereto or as expressly set forth herein, (i) Article II of this Agreement shall terminate and be of no further force and effect on the later to occur of (A) the date the rights and obligations of Softbank pursuant to
Section 2.1 hereof terminate in accordance with Section 2.1(f) and (B) the date a Designee no longer serves on the Board of Directors, (ii) Sections 3.1, 3.3,
3.4 and 3.5 of this Agreement shall terminate and be of no further force and effect on the permanent termination of the Standstill Period (subject to reinstatement upon the occurrence of a Standstill Reinstatement Event), (iii) Sections 3.2(a) and (b) of this Agreement shall terminate and be of no further force and effect in accordance with their respective terms, and (iv) Article IV of this Agreement shall terminate and be of no further force and effect on the date that there are no Registrable Securities or securities which are convertible or exchangeable for Registrable Securities issued and outstanding. This Article V, Article I and Section 3.2(c) hereof shall survive any termination of all or any part of this Agreement indefinitely.

                                                          Stockholder Agreement


         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized Representatives, all as of the date first above written.


                                          CNET NETWORKS, INC.


                                          By: /s/ Shelby Bonnie
                                              --------------------
                                              Name:  Shelby Bonnie
                                              Title: Chief Executive Officer


                                          SOFTBANK AMERICA INC.


                                          By: /s/ Ronald D. Fisher
                                              --------------------
                                             Name:   Ronald D. Fisher
                                             Title:  Director


                                          SOFTBANK CORP.


                                          By: /s/ Ronald D. Fisher
                                              --------------------
                                             Name:   Ronald D. Fisher
                                             Title:  Director